PARAMETRIC DIVIDEND INCOME FUND

Supplement to Prospectus dated July 1, 2020

Effective February 26, 2021:

1.	The following replaces “Portfolio Managers.” under “Fund Summary”:

Portfolio Managers

Thomas Seto, Head of Investment Management - Equities at Parametric, has managed the Fund since its inception in March 2014.

Jennifer Sireklove, Managing Director, Investment Strategy at Parametric, has managed the Fund since February 2021.

2.	The following replaces the sixth paragraph under “Management and Organization”:

The Fund is managed by a team of portfolio managers from Parametric, who are primarily responsible for the day-to-day management of the Fund. The members of the team are Thomas Seto and Jennifer Sireklove. Mr. Seto has been a portfolio manager of the Fund since its inception in March 2014. Mr. Seto is Head of Investment Management – Equities at Parametric and was previously Director of Portfolio Management at Parametric for more than five years. Ms. Sireklove has been Managing Director, Investment Strategy at Parametric since May 2019 and has been an employee of Parametric for more than five years. Both Mr. Seto and Ms. Sireklove also manage other Eaton Vance funds.

February 9, 2021	37856 2.9.21

PARAMETRIC DIVIDEND INCOME FUND

Supplement to Statement of Additional Information dated July 1, 2020

Effective February 26, 2021, the following replaces the tables under “Portfolio Managers.” in “Investment Advisory and Administrative Services”:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Thomas Seto
Registered Investment Companies	39	24,305.3(1)	0	$0
Other Pooled Investment Vehicles	10	$2,159.7	0	$0
Other Accounts	42,703	$123,627.5(2)	0	$0
Jennifer Sireklove(3)
Registered Investment Companies	4	$2,199.0	0	$0
Other Pooled Investment Vehicles	8	$1,937.6	0	$0
Other Accounts	47,411	$154,772.4(2)	0	$0
(1)	This portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts. Only the assets allocated to this portfolio manager as of the Fund’s most recent fiscal year end are reflected in the table.
(2)	For “Other Accounts” that are part of a wrap or model account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual accounts within each wrap or model account program.
(3)	As of December 31, 2020
Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Eaton Vance Family of Funds
Thomas Seto	None	Over $1,000,000
Jennifer Sireklove(1)	None	$100,001-$500,000
(1)	As of December 31, 2020

February 9, 2021